AIA DOCUMENT A101-1997


STANDARD FORM OF AGREEMENT BETWEEN OWNER AND CONTRACTOR
WHERE THE BASIS OF PAYMENT IS A STIPULATED SUM

AGREEMENT made as of the Twenty-first day of March in the year Two Thousand Two (In words, indicate day, month and year)


BETWEEN the Owner:                        Sun Bancshares, Inc.
(Name, address and other information)     Post Office Box 1359
                                          Murrells Inlet, SC  29576


And the Contractor:                       Chancel Construction Group, Inc.
(Name, address and other information)     Post Office Box 1745
                                          Conway, SC  29528


The Project is:                           Sunbank
(Name and location)                       Murrells Inlet, SC


The Architect is:                         Designed to Build
(Name, address and other information)     Andrew W. Privelle, AIA
                                          1041 Robeson Street, #210
                                          Fayetteville, NC  28305

The Owner and Contractor agree as follows:


ARTICLE 1    THE CONTRACT DOCUMENTS
     The Contract Documents consist of this Agreement, Conditions of the Contract (General, Supplementary and other Conditions), Drawings, Specifications, Addenda issued prior to execution of this Agreement, other documents listed in this Agreement and Modifications issued after execution of this Agreement; these form the Contract, and are as fully a part of the Contract as if attached to this Agreement or repeated herein. The Contract represents the entire and integrated agreement between the parties hereto and supersedes prior negotiations, representations or agreements, either written or oral. An enumeration of the Contract Documents, other than Modifications, appears in Article 8.


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ARTICLE 2    THE WORK OF THIS CONTRACT
     The Contractor shall fully execute the Work described in the Contract Documents, except to the extent specifically indicated in the Contract Documents to be the responsibility of others.

ARTICLE 3    DATE OF COMMENCEMENT AND SUBSTANTIAL COMPLETION
     3.1 The date of commencement of the Work shall be the date of this Agreement unless a different date is stated below or provision is made for the date to be fixed in a notice to proceed issued by the Owner.
     (Insert the date of commencement if it differs from the date of this Agreement or, if applicable, state that the date will be fixed in a notice to proceed.)

     3.1.1  The date of commencement for this Contract shall be considered ten
     (10) days after the completion of the following items:

            3.1.1.1  Receipt by the Contractor of signed Contract Agreement.

            3.1.1.2 Receipt by the Contractor of written authorization from the Owner's Representative to begin construction.

            3.1.1.3 Receipt by the Contractor of a policy of builder's risk insurance from the Owner's insurance company naming Chancel Construction Group, Inc. as additional insured.

            3.1.1.4 Receipt by the Contractor of evidence that financial arrangements have been made to fulfill the Owner's obligations under the Contract per Article 2.2.1 of the General Conditions.

            3.1.1.5 Receipt by the Contractor of fifteen (15) sets of final plans.

            3.1.1.6  Receipt of a building permit.

     3.1.2 If the responsibilities of the Owner as stated in 3.1.1 are not met within thirty (30) days of the date of this Agreement, then the Contractor shall have the right to cancel this Agreement without any responsibility to the Owner.

     If, prior to the commencement of the Work, the Owner requires time to file mortgages, mechanic's liens and other security interests, the Owner's time requirement shall be as follows:


     3.2  The Contract Time shall be measured from the date of commencement.

     3.3 The Contractor shall achieve Substantial Completion of the entire Work not later than 210 days from the date of commencement, or as follows:


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     (Insert number of calendar days. Alternatively, a calendar date may be used when coordinated with the date of commencement. Unless stated elsewhere in the Contract Documents, insert any requirements for earlier Substantial Completion of certain portions of the Work)

     The Work shall be considered substantially complete when the Contractor has met all of its requirements to receive a Certificate of Occupancy for the building.

     , subject to adjustments of this Contract Time as provided in the Contract Documents. (Insert provisions, if any, for liquidated damages relating to failure to complete on time or for bonus payments for early completion of the Work.)

ARTICLE 4     CONTRACT SUM

     4.1 The Owner shall pay the Contractor the Contract Sum in current funds for the Contractor's performance of the Contract. The Contract Sum shall be One Million, Three Hundred Sixty-One Thousand, One Hundred Sixteen and No/100's-----Dollars ($1,361,116.00), subject to additions and deductions as provided in the Contract Documents.

     4.2 The Contract Sum is based upon the following alternates, if any, which are described in the Contract Documents and are hereby accepted by the
     Owner: (State the numbers or other identification of accepted alternates. If decisions on other alternates are to be made by the Owner subsequent to the execution of this Agreement, attached a schedule of such other alternates showing the amount for each and the date when that amount expires.)

     4.3  Unit prices, if any, are as follows:

          1.     Off site fill dirt (not for change of scope).  $4.00/cubic yard

ARTICLE 5    PAYMENTS
     5.1     PROGRESS PAYMENTS
     5.1.1 Based upon Applications for Payment submitted to the Architect by the Contractor and Certificates for Payment issued by the Architect, the Owner shall make progress payments on account of the Contract Sum to the Contractor as provided below and elsewhere in the Contract Documents.

     5.1.2 The period covered by each Application for Payment shall be one calendar month ending on the last day of the month, or as follows:


     5.1.3 Provided that an Application for Payment is received by the Architect not later than the first (1st) day of a month, the Owner shall make payment to the Contractor not later than the tenth (10th) day of the same month. If an Application for Payment is received by the Architect after the application date fixed above, payment shall be made


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     by the Owner not later than ten (10) days after the Architect receives the
     Application for Payment.

     5.1.4 Each Application for Payment shall be based on the most recent schedule of values submitted by the Contractor in accordance with the Contract Documents. The schedule of values shall allocate the entire Contract Sum among the various portions of the Work. The schedule of values shall be prepared in such form and supported by such data to substantiate its accuracy as the Architect may require. This schedule, unless objected to by the Architect, shall be used as a basis for reviewing the Contractor's Applications for Payment.

     5.1.5 Applications for Payment shall indicate the percentage of completion of each portion of the Work as of the end of the period covered by the Application for Payment.

     5.1.6 Subject to other provisions of the Contract Documents, the amount of each progress payment shall be computed as follows:

          .1 Take that portion of the Contract Sum properly allocable to completed Work as determined by multiplying the percentage completion of each portion of the Work by the share of the Contract Sum allocated to that portion of the Work in the schedule of values, less retainage of ten percent (10%). Pending final determination of cost to the Owner of changes in the Work, amounts not in dispute shall be included as provided in Subparagraph 7.3.8 of AIA Document A201-1997;

          .2 Add that portion of the Contract Sum properly allocable to materials and equipment delivered and suitably stored at the site for subsequent incorporation in the completed construction (or, if approved in advance by the Owner, suitably stored off the site at a location agreed upon in writing), less retainage of ten percent (10%);

          .3   Subtract the aggregate of previous payments made by the Owner;
               and

          .4 Subtract amounts, if any, for which the Architect has withheld or nullified a Certificate for Payment as provided in Paragraph 9.5 of AIA Document A201-1997.

     5.1.7 The progress payment amount determined in accordance with Subparagraph 5.1.6 shall be further modified under the following circumstances.

          .1 Add, upon Substantial Completion of the Work, a sum sufficient to increase the total payments to the full amount of the Contract Sum, less such amounts as the Architect shall determine for incomplete Work, retainage applicable to such work and unsettled claims; and (Subparagraph 9.8.5 of AIA Document A201-1997 requires release of applicable retainage upon Substantial Completion of Work with consent of surety, if any)


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          .2   Add, if final completion of Work is thereafter materially delayed through no fault of the Contractor, any additional amounts payable in accordance with Subparagraph 9.10.3 of AIA Document A201-1997.

     5.1.8  Reduction or limitation of retainage, if any, shall be as follows:
     (If it is intended, prior to Substantial Completion of the entire Work, to reduce or limit the retainage resulting from the percentages inserted in Clauses 5.1.6.1 and 5.1.6.2 above, and this is not explained elsewhere in the Contract Documents, insert here provisions for such reduction or limitation.

     Upon completion of 50 percent of the Work including materials stored, retainage shall be reduced to 5 percent provided the Work is reasonably on schedule and workmanship meets the intent of the Contract Documents.

     5.1.9 Except with the Owner's prior approval, the Contractor shall not make advance payments to suppliers for materials or equipment, which have not been delivered and stored at the site.

     5.2   FINAL PAYMENT
     5.2.1 Final payment, constituting the entire unpaid balance of the Contract Sum, shall be made by the Owner to the Contractor when:

          .1 the Contractor has fully performed the Contract except for the Contractor's responsibility to correct Work as provided in Subparagraph 12.2.2 of AIA Document A201-1997, and to satisfy other requirements, if any, which extend beyond final payment; and

          .2   a final Certificate for Payment has been issued by the Architect.

     5.2.2 The Owner's final payment to the Contractor shall be made no later than 30 days after the issuance of the Architect's final Certificate for Payment, or as follows:

ARTICLE 6  TERMINATION OR SUSPENSION
     6.1 The Contract may be terminated by the Owner or the Contractor as provided in Article 14 of AIA Document A201-1997.

     6.2 The Work may be suspended by the Owner as provided in Article 14 of AIA Document A201-1997.

ARTICLE 7  MISCELLANEOUS PROVISIONS
     7.1 Where reference is made in this Agreement to a provision of AIA Document A201-1997 or another Contract Document, the reference refers to that provision as amended or supplemented by other provisions of the Contract Documents.


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     7.2   Payments due and unpaid under the Contract shall bear interest from the date payment is due at the rate stated below, or in the absence thereof, at the legal rate prevailing from time to time at the place where the Project is located.
     (Insert rate of interest agreed upon, if any.)

     (Usury laws and requirements under the Federal Truth in Lending Act, similar state and local consumer credit laws and other regulations at the Owner's and Contractor's principal places of business, the location of the Project and elsewhere may affect the validity of this provision. Legal advice should be obtained with respect to deletions or modifications, and also regarding requirements such as written disclosures or waivers.)

     7.3   The Owner's representative is:
     (Name, address and other information)
           Tommy Bouchette
           Sun Bancshares, Inc.
           Post Office Box 1359
           Murrells Inlet, SC  29576

     7.4   The Contractor's representative is:
     (Name, address and other information)
           McKenzie R. Jordan, Project Manager
           Chancel Construction Group, Inc.
           Post Office Box 1745
           Conway, SC  29528

     7.4.1 The Contractor's representative does not have authority to commit or bind the Contractor to any agreement that is not within the Contract Documents and which will require a Change Order as required by the Contract Documents. All Change Orders and Release of Liens must be approved in writing by an officer of the Contractor.

     7.5 Neither the Owner's nor the Contractor's representative shall be changed without ten days' written notice to the other party.

     7.6   Other provisions:

ARTICLE 8  ENUMERATION OF CONTRACT DOCUMENTS
     8.1 The Contract Documents, except for Modifications issued after execution of this Agreement, are enumerated as follows:

     8.1.1 The Agreement is this executed 1997 edition of the Standard Form of Agreement Between Owner and Contractor, AIA Document A101-1997.

     8.1.2 The General Conditions are the 1997 edition of the General Conditions of the Contract for Construction, AIA Document A201-1997.

     8.1.3  The Supplementary and other Conditions of the Contract are those
     contained in the Project Manual dated       , and are as follows:


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     Document                  Title                    Pages




     8.1.4 The Specifications are those contained in the Project Manual dated as in Subparagraph 8.1.3, and are as follows:
     (Either list the Specifications here or refer to an exhibit attached to this Agreement.)

     Document                  Title                    Pages



     8.1.5 The Drawings are as follows, and are dated unless a different date is shown below:
     (Either list the Drawings here or refer to an exhibit attached to this Agreement.)

     Document                  Title                    Pages

     See Attachment A.


     8.1.6  The Addenda, if any, are as follows:

     Document                  Title                    Pages

     1                         March 4, 2002            1
     2                         March 21, 2002           3

     Portions of Addenda relating to bidding requirements are not part of the Contract Documents unless the bidding requirements are also enumerated in this Article 8.

     8.1.7 Other documents, if any, forming part of the Contract Documents are as follows:
     (List here any additional documents that are intended to form part of the Contract Documents AIA Document A201-1997 provides that bidding requirements such as advertisement or invitation to bid, Instructions to Bidders, sample forms and the Contractor's bid are not part of the Contract Documents unless enumerated in this Agreement. They should be listed here only if intended to be part of the Contract Documents.)


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     This Agreement is entered into as of the day and year first written above and is executed in at least there original copies, of which one is to be delivered to the Contractor, one to the Architect for use in the administration of the Contract, and the remainder to the Owner.



/s/ Thomas Bouchette                           /s/ Charles B. Jordan
------------------------------------           --------------------------------
OWNER                                          CONTRACTOR

Thomas Bouchette, President                    Charles B. Jordan, President
------------------------------------           --------------------------------
(Printed name and title)                       (Printed name and title)


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                           STANDARD FORM OF AGREEMENT
                                     BETWEEN
                              SUN BANCSHARES, INC.
                                       AND
                        CHANCEL CONSTRUCTION GROUP, INC.

                                  ATTACHMENT A
                                  ------------

8.1.5   The Drawings are as follows:

Number   Title                                    Date
------   -----                                    ----

CV-1     Cover Sheet                              2/20/02
CV-2     Appendix "B" - Building Code Summary     2/20/02
C-1      Site Development Plan                    2/20/02
C-2      Existing & Landscaping                   2/20/02
C-3      Drainage Plan                            2/20/02
C-4      Erosion & Sedimentation Control Plan     2/20/02
C-5      Site Details                             2/20/02
C-6      Dimension Plan                           2/20/02
C-7      Site Utilities                           2/20/02
C-8      Site WL Details                          8/10/01
C-9      Site WWL Details                         2/20/02
A-01     First Floor Plan                         2/20/02
A-02     Second Floor Plan                        2/20/02
A-03     First Floor Reflected Ceiling Plan       2/20/02
A-3A     Second Floor Reflected Ceiling Plan      2/20/02
A-04     Exterior Elevations                      2/20/02
A-05     Wall Sections                            2/20/02
A-06     Roof Plan                                9/26/01
A-07     First Floor Interior Elevations          2/20/02
A-7A     Second Floor Interior Elevations         2/20/02
A-7B     Alternate:  Dumbwaiter Installation      2/5/02
A-08     Interior Finish Schedules                2/20/02
A-09     Door Elevations, Schedules & Details     2/20/02
A-10     Details                                  2/20/02
A-11     Dormer Details                           2/20/02
A-12     Front Porch Sections and Details         2/20/02
A-13     Canopy Sections & Details                2/20/02
A-14     Building Section & Details               2/20/02
S-1      General Notes & Design Criteria          10/11/01
S-2      Foundation Plan                          10/11/01
S-3      Second Floor Framing Plan                10/11/01
S-4      Roof Framing Plan                        10/11/01
S-5      Foundation Sections & Details            10/11/01
S-6      Floor Sections                           10/11/01


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ATTACHMENT A
------------
Page 2

Number   Title                                    Date
------   -----                                    ----

S-7      Roof Sections & Details                  10/11/01
S-8      Roof Framing Sections                    10/11/01
S-9      Truss Framing Sections                   10/11/01
P-1      1st Flr. Waste & Vent Plan               2/20/02
P-2      2nd Flr. Waste & Vent Plan               2/20/02
P-3      Risers & Details                         2/20/02
P-4      Schedules-Notes-Details                  2/20/02
M-1      1st Flr. Mechanical Plan                 2/20/02
M-2      2nd Flr. Mechanical Plan                 2/20/02
M-3      Notes & Details                          4/20/01
M-4      Schedules                                2/20/02
E-1      Electrical Site Plan                     2/20/02
E-2      1st Flr. Power Plan                      2/20/02
E-3      2nd Flr. Power Plan                      2/20/02
E-4      1st Flr. Lighting Plan                   Revised 2/27/02
E-5      2nd Flr. Lighting Plan                   Revised 2/27/02
E-6      Data & Communications                    2/20/02
E-7      Details & Schedules                      8/10/01
E-8      Riser & Panel Schedules                  2/20/02
E-9      Typical Equipment Installation           4/24/01
ETS1     Drainage Plan                            6/19/01



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ADDENDUM TO AGREEMENT OF PURCHASE AND SALE

between

OWNER
and
CONTRACTOR

Dated: March 21, 2002


          This Addendum to Agreement between Owner and Contractor is an integral part of the agreement between Owner and Contractor dated of even date herewith to which this addendum is attached.

          1. Notwithstanding anything to the contrary in the Agreement which this addendum is made and attached, the following provisions, terms and conditions shall control.

          2.  Section 2.4.2 is added and reads as follows:

          2.4.2 Performance of Work By Owner. It is understood and agreed by and between the Owner and Contractor that Owner has the right to perform certain work, including, but not limited to, installation of fixtures and equipment during the construction, provided, however, said work will not unreasonably interfere with the performance of the Contractor's work in connection with this Agreement.

          3. Section 4.3.10 entitled "Claims for Consequential Damages" is deleted and the following is inserted:

          4.3.10. Liquidated Damages. It is understood and agreed that in the event the entire Work is not Substantially Completed and a Certificate of Occupancy for the building is not obtained from Georgetown County on or before January 1, 2003, Contractor agrees to pay to Owner liquidated damages in the amount of One Hundred and No/100's ($100.00) Dollars per day until the entire Work is Substantially Complete and a Certificate of Occupancy for the building is obtained from Georgetown County in accordance with the contract document. Provided, however, that if the entire Work is not Substantially Complete and a Certificate of Occupancy for the building is not obtained from Georgetown County by April 1, 2003, the liquidated damages will increase to Two Hundred Fifty and No/100's ($250.00) Dollars per day and thereafter will increase to Five Hundred and No/100's ($500.00) Dollars per day on July 1, 2003, until the entire Work is Substantially Complete and a Certificate of Occupancy for the building is obtained from Georgetown County in accordance with the contract documents.


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          4.  Section 4.6.4 entitled "Limitation on Consolidation or Joinder" is deleted and the following is inserted:

          4.6.4 Limitation on Consolidation or Joinder. Joinder of Architect and Contractor is permitted.

          5. Section 4.6.7 entitled "Conduct of Arbitration" is added and reads as follows:

          4.6.7 Conduct of Arbitration. The venue for any mediation or arbitration hearing will be Georgetown County, South Carolina. The prevailing party in any arbitration hearing will be entitled to receive from the other party all costs and expenses, including reasonable attorneys' fees incurred or expended in connection therewith.

          6.  Section 9.9 entitled "PARTIAL OCCUPANCY OR USE" is deleted.

     WITNESS OUR HANDS AND SEALS this 21st day of March, 2002.

WITNESSES:                               OWNER:

                                         SUN BANCSHARES, INC.


Signature not legible                    By: /s/ Thomas Bouchette
---------------------                       --------------------------
                                                Thomas Bouchette
Signature not legible                    Its:   President
---------------------

     WITNESS OUR HANDS AND SEALS  this 21st day of March, 2002.

WITNESSES:                               CONTRACTOR:
                                         CHANCEL CONSTRUCTION GROUP, INC.


Signature not legible                    By: /s/ Charles B. Jordan
---------------------                       --------------------------

Signature not legible                    Its: President
---------------------                        ---------------------


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